UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

SHARING SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SHARING SERVICES, INC.

1700 Coit Road, Suite 100

Plano, Texas 75075

Phone: (469) 304-9400

Notice of Special Meeting of Stockholders

To be Held on Friday, January 11, 2019

To the Stockholders of Sharing Services, Inc.,

You are cordially invited to attend the Special Meeting of stockholders of Sharing Services, Inc., which will take place at its corporate offices on 1700 Coit Road, Suite 100, Plano, Texas 75075, at 9:00 a.m. local time for the following purposes:

(1)	To ratify an amendment to the Articles of Incorporation of Sharing Services, Inc.; and
(2)	To transact such other business as may properly come before the special meeting or any adjournment thereof.

Even if you intend to join us in person, we encourage you to vote in advance so that we will know that we have a quorum of stockholders for the meeting. When you vote in advance, you may still attend the special meeting.

Whether or not you are able to personally attend the special meeting, it is important that your shares be represented and voted. Your prompt vote by written proxy returned (1) online at the following site: (https://www.vstocktransfer.com); (2) by e-mail at vote@vstocktransfer.com; (3) by fax to (646) 536-3179; or (4) by mail will save us the cost and expense of additional proxy solicitation. Voting by any of these methods at your earliest convenience will ensure your representation at the special meeting if you choose not to attend in person. If you decide to attend the special meeting, you will be able to vote in person, even if you have previously submitted your proxy. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options.

Only stockholders of record at the close of business on December 20, 2018 will be entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 11, 2019:

The Proxy Statement and the 2018 Annual Report to stockholders are available at no charge by calling our Investor Relations Department at (469) 304-9400

By Order of the Board of Directors,

/s/ John Thatch
John Thatch
December 20, 2018	President, Chief Executive Officer and Director

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SHARING SERVICES, INC.

1700 Coit Road, Suite 100
Plano, Texas 75075
Phone: (469) 304-9400

Special Meeting of Stockholders
to be held on January 11, 2019

Proxy Statement

Solicitation of Proxies

The Board of Directors (the “Board”) of Sharing Services, Inc. (the “Company”) is soliciting the accompanying proxy in connection with matters to be considered at the Special Meeting of Stockholders (the “Special Meeting”) to be held at 1700 Coit Road, Suite 100, Plano, Texas 75075 on January 11, 2019, at 9:00 a.m. Central Standard Time. The individuals named on the proxy card will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote as follows:

PROXY FOR HOLDERS OF SHARES OF CLASS A COMMON STOCK, CLASS B COMMON STOCK, SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK, AND SERIES C PREFERRED STOCK:

(1)	FOR ratification of an amendment to the Articles of Incorporation of Sharing Services, Inc.; and
(2)	FOR in their best judgment with respect to any other matters that properly come to a vote at the Special Meeting.

The individual who acts as proxy will not vote shares that are the subject of a proxy card on a particular matter if the proxy card instructs them to abstain from voting on that matter or to the extent the proxy card is marked to show that some of the shares represented by the proxy card are not to be voted on that matter.

Record Date

Only stockholders of record at the close of business on December 20, 2018 will be entitled to notice of or to vote at this Special Meeting or any adjournment of the Special Meeting. We anticipate mailing this proxy statement and proxy card on December 31, 2018.

Shares Outstanding and Voting Rights

We have five (5) classes of voting stock outstanding and entitled to vote at the Special Meeting: Common Stock, par value $0.0001 per share (“Class A Common Stock”); Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”); Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”); Series B Convertible Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock ”); and Series C Convertible Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”). At December 20, 2018 the following shares were issued and outstanding: Class A Common Stock: 66,457,444; Class B Common Stock: 10,000,000; Series A Preferred Stock: 93,628,750; Series B Preferred Stock: 10,000,000; and Series C Preferred Stock: 4,120,000. Each outstanding share of Class A Common Stock entitles the holder to one (1) vote. Each outstanding share of Class B Common Stock entitles the holder to one (1) vote. Each outstanding share of Series A Preferred Stock entitles the holder to one (1) vote. Each outstanding share of Series B Preferred Stock entitles the holder to one thousand (1,000) votes. Each outstanding share of Series C Preferred Stock entitles the holder to one (1) vote.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at our corporate office at 1700 Coit Road, Suite 100, Plano, Texas 75075, between the hours of 9:00 a.m. and 4:00 p.m. local time.

Proxies and Voting Procedures

Holders of all shares of Company Stock entitled to vote can vote their shares by completing and returning by mail the enclosed proxy card pursuant to the directions on the proxy card.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the Special Meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the Special Meeting and not revoked will be voted at the Special Meeting in accordance with your instructions.

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If your shares are registered directly in your name with VStock Transfer, LLC, our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on December 20, 2018, you can vote in person at the Special Meeting or you can provide a proxy to be voted at the Special Meeting by signing and returning the enclosed proxy card pursuant to the instructions therein. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board. If your shares are held in a stock brokerage account or otherwise by a nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name”. If you hold your shares in “street name”, you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or other nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the applicable law. On those matters as to which those rules do not permit brokers or other nominees to vote in the absence of instructions from the account holder, the broker or other nominee will not vote the shares on the matter (this is a “broker non-vote”).

By Online: Vote online at the following site: (https://www.vstocktransfer.com). All online votes must be received by the Company’s transfer agent on or before 11:59 P.M. (EST) on January 10, 2019. Those voting online must use the shareholder control number shown on the proxy card. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By e-mail: Complete, sign, date, and scan the proxy card you received and return it to the Company’s stock transfer agent - VStock Transfer, LLC – by e-mailing it to vote@vstocktransfer.com. All votes delivered by e-mail must be received by the Company stock transfer agent on or before 11:59 P.M. (EST) on January 10, 2019. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.+

By Fax: Complete, sign and date the proxy card you received and return it to the Company’s stock transfer agent — VStock Transfer, LLC – by fax to (646) 536-3179. All votes delivered by Fax must be received by the Company stock transfer agent on or before 11:59 P.M. (EST) on January 10, 2019. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Mail: Complete, sign and date the proxy card you received and return it in the prepaid envelope pursuant to its instructions. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent — VStock Transfer, LLC at 18 Lafayette Place, Woodmere, New York 11598. All mailed proxies must be received by the Company’s stock transfer agent, on or before 11:59 P.M. (EST) on January 10, 2019. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

If any other matters are properly presented at the Special Meeting for consideration, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Special Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the Special Meeting.

Quorum

The presence, in person or by proxy, of the majority of the outstanding shares entitled to vote at the Special Meeting shall constitute a quorum, which is required in order to transact business at the Special Meeting. Each Proposal in this proxy statement sets forth the requisite vote for approval of such Proposal.

Cost of Proxy Distribution and Solicitation

The proxy accompanying this Proxy Statement is being solicited by our Board of Directors. The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the Company, who will receive no additional compensation for soliciting. We will also request banks, brokers, and other stockholders of record to forward proxy materials to the beneficial owners of our Common Stock. If required by the rules of the Securities and Exchange Commission (“SEC”), we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of the Company Stock. We anticipate the costs of the preparation and solicitation of the proxies to be less than $10,000.

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PROPOSAL 1 - RATIFIFICATION OF AMENDMENT TO THE ARTICLES OF INCORPORATION

General

Prior to this amendment, Article 1 of the Articles of Incorporation provided that the name of the Corporation is Sharing Services, Inc.

The Company intends to continue to grow its business, both organically and by making strategic acquisitions of businesses and technologies that augment its products portfolio, complement its business competencies and fit its overall growth strategy. This includes growing the business both organically and by making acquisitions inside or outside the United States. The Company believes there are excellent growth opportunities outside the United States, including in Canada, Mexico, Europe and Asia. The Board of Directors believes that it is in the best interest of the Company and its stockholders to change the name of the Corporation to more closely reflect this strategic direction and these business goals.

After the proposed amendment is ratified, if ratified, the name of the Corporation will be changed to Sharing Services International, Inc.

Vote Required

Proposal 1 asks that stockholders vote to ratify the amendment to the corporation’s Articles of Incorporation. The amendment is to change the name of the Corporation to Sharing Services International, Inc.

You may vote in favor or against this proposal. The affirmative vote of at least eighty-six (86) percent of the voting power of all shares of stock entitled to vote in an election of directors, at which a quorum is present, is required for the amendments to the Articles of Incorporation to be approved. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION

** continued on next page **

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EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

The names, ages and positions of our executive officers and nominee directors are set forth below:

Name	Age	Position(s)
Robert Oblon	53	Chairman of the Board of Directors
John (“JT”) Thatch	56	President, Chief Executive Officer and Director
Frank A. Walters	70	Secretary, Treasurer, Principal Financial Officer and Director
Jordan Brock	36	Vice President and Director

Robert Oblon has been the visionary architect and Chief Executive Officer of Alchemist Holdings LLC for over five years, and of Four Oceans Holdings, Inc. and its predecessor companies for five years prior to the registrant’s acquisition of Four Oceans Holdings, Inc., on September 29, 2017. Four Oceans Holdings, Inc. is now a wholly owned subsidiary of the registrant. For more than 20 years, Mr. Oblon has been at the forefront of some of today’s leading marketing companies, such as WorldVentures, Your Success Network, and Travopoly Travel. During this time, Mr. Oblon has successfully led both product and business initiatives that empower entrepreneurs to achieve their business goals.

John (“JT”) Thatch is an accomplished, energetic, entrepreneurial-minded executive with the vision and knowledge to create growth and shareholder value for an organization. Mr. Thatch has served as President, Chief Executive Officer and a Director of the registrant since March 2018. From 2009 to 2016, Mr. Thatch served as Chief Executive Officer for universal education and, from 2016 to present, as the Managing Member of Superior Wine and Spirits, LLC, a Florida-based wholesale distributor of wine and spirits. From 2000 to 2005, Mr. Thatch served as CEO of CUI Global, Inc., a publicly traded technology company that Mr. Thatch took public in the year 2000. Prior to that, Mr. Thatch had started, owned and operated several businesses of various size and industries, including businesses in the service, retail, wholesale, education, finance, real estate management and technology industries. In addition, Mr. Thatch has served as a consultant and interim CEO of two other public companies, Dtomi and Innova Pure Water, advising their Board of Directors on growth strategies and organizational structure.

Frank A. Walters has served for more than 30 years as a CFO and COO in companies in the manufacturing, distribution, direct selling, management consulting, staffing, and financial services sectors. From 2012 to 2018, Mr. Walters has served as Chief Financial Officer of Columbia Advisory Group, a Dallas, Texas based Information Technology (IT) consulting firm. From 2006 to 2010, Mr. Walters served as Chief Financial Officer of WorldVentures, a Plano, Texas-based direct selling travel company. From 1999 to 2012, Mr. Walters served as President of Kestral Financial, which provided CFO and operational support for startup and emerging growth companies. Mr. Walters is a graduate of Illinois State University and is a Certified Public Accountant.

Jordan Brock currently serves as Vice President and is a member of the Board of Director of the registrant. From December 2016 to March 2018, Mr. Brock served as President, Chief Executive Officer and a Director of the registrant. From 2011 to present, Mr. Brock has also served as Vice President of Business Development of GoodThink, Inc., a Dallas, Texas-based leading Positive Psychology corporate consulting firm where he is responsible for strategic direction and business initiatives. Mr. Brock is a graduate of Abilene Christian University with a BA degree in Business Management and of Oklahoma Christian University with an MBA in eCommerce.

CORPORATE GOVERNANCE AND BOARD MEMBERS

Corporate Governance Philosophy

We are committed to conducting our business in a way that reflects best practices and high standards of legal and ethical conduct. To that end, our Board has approved and oversees the implementation of a comprehensive Code of Business Conduct and Ethics, as further discussed below. The policies contained in our Code of Business Conduct and Ethics embody the principles, policies, processes and practices followed by our Board, executive officers and employees in governing us.

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Code of Business Conduct and Ethics Policy

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. Copies of this document are available in print to any person, without charge, upon written request to our Investor Relations Department at 1700 Coit Road, Suite 100, Plano, Texas 75075.

Family Relationships

There are no family relationships among our directors or between our directors and other officers. None of our directors and officers currently serve as directors or executive officers of any SEC registrant.

Election of Directors and Officers

Directors hold office until the Company’s annual meeting of stockholders in the year specified when each director is elected or until the election/qualification of their respective successors. For example, directors elected at the 2018 Annual Meeting are expected to serve as follows: Messrs. Oblon and Thatch until the 2019 Annual Meeting; Mr. Walters until the 2020 Annual Meeting; and Mr. Brock until the 2021 Annual Meeting. Officers are elected annually by our Board and hold office at the discretion of our Board. Our Bylaws permit our Board to fill any vacancy and such director may serve until the next annual meeting of stockholders and the due election and qualification of their successor.

Legal Proceedings

Unless otherwise indicated, to the knowledge of the Company after reasonable inquiry, no current Director or executive officer of the Company during the past ten years, has (i) been convicted in a criminal proceeding (excluding traffic violations or other minor offenses), (ii) been a party to any judicial or administrative proceeding (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws, (iii) filed a petition under federal bankruptcy laws or any state insolvency laws or has had a receiver appointed for the person’s property or (iv) been subject to any judgment, decree or final order enjoining, suspending or otherwise limiting for more than 60 days, the person from engaging in any type of business practice, acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (v) been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated, (vi) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated, (vii) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity, or (viii) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership and Role in Risk Oversight

Our Board recognizes that selecting the optimal leadership structure and the proper combination or separation of roles, such as the Chief Executive Officer and Chairman roles, must closely consider and is driven by the needs of the Company at any point in time. The Board has not adopted a policy requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure.

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From December 2016 to March 1, 2018, Mr. Jordan Brock served as President, Chief Executive Officer and a Director of the registrant. Effective March 1, 2018, the Board appointed Mr. John (“JT”) Thatch to serve as President, Chief Executive Officer and a Director of the registrant. Mr. Robert Oblon has served as Chairman of the Board since his appointment in November 2017. The Board reserves the right to modify the leadership structure as needed to best meet the needs of the Company from time to time.

The Board oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strengths. The full Board is actively involved in overseeing risk management for the Company. It does so in part through discussion and review of our business, financial and corporate governance practices and procedures. The Board, as a whole, reviews the risks confronted by the Company with respect to its operations and financial condition, establishes limits of risk tolerance with respect to the Company’s activities and ensures adequate property and liability insurance coverage.

Meetings of the Board and Stockholder Communications

Our Board conducted all of its business and approved all corporate action during the period from May 5, 2017 (inception) to April 30, 2018, and during the period from May 1, 2018 to present, in meetings attended by all directors or by the unanimous written consent of all directors in the absence of a Board meeting. Holders of the Company’s securities can send communications to the Board via mail or telephone to the Secretary at the Company’s principal executive offices. The Company has not yet established a policy with respect to Board members’ attendance at stockholders’ meetings. A stockholder who wishes to communicate with our Board may do so by directing a written request addressed to our President at the address appearing on the first page of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to us by persons who own more than ten percent of a registered class of our equity securities, we believe that during the period from May 5, 2017 (inception) to April 30, 2018, all such reports were filed in a timely manner. During the period from May 5, 2017 (inception) to April 30, 2018, all such reports required of our officers and directors were filed in a timely manner.

Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. Our Board does not believe that it is practical due to the limited number of directors currently serving, nor necessary to have such committees because it believes the functions of such committees can be adequately performed by the Board as a whole. We have not adopted procedures by which security holders may recommend nominees to our Board.

Audit Committee Financial Expert

The Board does not currently have an Audit Committee. The duties of members of an Audit Committee are currently carried out by the Board as a whole.

Director Independence

Quotations for our Common Stock are entered on the OTC Bulletin Board and OTC Markets inter-dealer quotation systems, which do not have director independence requirements. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Currently, each of our directors, except Mr. Oblon, also serves as an executive officer or employee of the corporation.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Alchemist Holdings, LLC

In connection with the Company’s acquisition of Total Travel Media in May 2017, the Company issued 7,500,000 shares of its Series B Preferred Stock and 7,500,000 shares of its Common Stock Class B to Alchemist Holdings, which is controlled by the Chairman of our Board. In connection with the Company’s acquisition of Four Oceans in September 2017, the Company issued 50,000,000 shares of its Series A Preferred Stock to Alchemist.

On March 15, 2017, the Company entered into a Consultancy and Marketing Agreement with Alchemist pursuant to which Alchemist provides marketing and consulting services, tools, websites, video production, and event management services to the Company. The Agreement shall remain in effect until the completion of the services. The Agreement may be terminated by the Company, by giving 14 calendar days written notice of such termination. For the period from inception (May 5, 2017) to April 30, 2018, consulting expenses incurred pursuant to this agreement were $836,640.

Bear Bull Market Dividends, Inc.

In connection with the Company’s acquisition of Total Travel Media in May 2017, the Company issued 2,500,000 shares of its Series B Preferred Stock and 2,500,000 shares of its Common Stock Class B to Bear Bull, a significant shareholder of Sharing Services. In connection with the Company’s acquisition of Four Oceans in September 2017, the Company also issued 20,000,000 shares of its Series A Preferred Stock to Bear Bull.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our capital stock owned beneficially as of December 20, 2018 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class or Series of our voting securities, (ii) our directors, and our named executive officers. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner [1]	Amount and Nature of Beneficial Owner [2]	Percent of Class [3]
Common Stock Class A [4]	Robert Oblon 1415 Legacy Drive, Suite 310 Frisco, TX 75034	30,000,000	45.1%

	John “JT” Thatch 1700 Coit Rd., Suite 100 Plano, TX 75075	5,000,000	7.5%

	Frank A. Walters 1700 Coit Rd., Suite 100 Plano, TX 75075	3,000,000	4.5%

	All Officers and Directors as a Group - 2	38,000,000	57.2%

Common Stock Class B [5]	Robert Oblon 1415 Legacy Drive, Suite 310 Frisco, TX 75034	7,500,000	75.0%

	Bear Bull Market Dividends, Inc. 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	2,500,000	25.0%

	All Officers and Directors as a Group – 2	7,500,000	75.0%

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Series A Preferred Stock [6]	Robert Oblon 1415 Legacy Drive, Suite 310 Frisco, TX 75034	50,000,000	53.4%

	Bear Bull Market Dividends, Inc. 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	20,000,000	21.4%

	469, LLC 13451 McGregor Blvd, Suite 29 Ft. Myers, FL 33919	10,000,000	10.7%

	212 Technologies, LLC 2120 S. Reserve, #364 Missoula, MT 59801	5,628,750	6.0%

	Research & Referral BZ 11 Hibiscus Street Ladyville, Belize	4,950,000	5.3%

	All Officers and Directors as a Group - 2	50,000,000	53.7%

Series B Preferred Stock [7]	Robert Oblon 1415 Legacy Drive, Suite 310 Frisco, TX 75034	7,500,000	75.0%

	Bear Bull Market Dividends, Inc. 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	2,500,000	25.0%

	All Officers and Directors as a Group – 2	7,500,000	75.0%

Series C Preferred Stock [8]	Guy Keith 1025 Ferndale Avenue Fullerton, CA 43040	600,000	14.6%

	All Officers and Directors as a Group – 2	—	0%

[1]	The person named above may be deemed to be a “parent” and “promoter” of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct and indirect stock holdings.

[2]	Beneficial ownership is determined in accordance with the Rule 13d-3(d)(1) of the Exchange Act, as amended and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the SEC, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group and includes shares that could be obtained by the named individual within the next 60 days.

[3]	Based upon the number of issued and outstanding shares of the various classes: Common Class A: 66,457,444; Common Class B: 10,000,000; Series A Preferred: 93,628,750; Series B Preferred: 10,000,000; and Series C Preferred: 4,120,000.

[4]	Mr. Oblon, the Chairman of our Board of Directors, controls Alchemist Holdings, LLC and is deemed to be the beneficial owner of 30,000,000 shares of our Class A Common Stock owned by Alchemist Holdings, LLC. Mr. Thatch, our President and Chief Executive Officer, is deemed to be the beneficial owner of 5,000,000 shares of our Class A Common Stock held by the Thatch Family Trust. Mr. Walters, our Chief Financial Officer, is deemed to be the beneficial owner of 3,000,000 shares of our Class A Common Stock held by the Walters Family Trust.

[5]	Each share of Class B Common Stock shall be convertible at any time into one share of Common Stock at the option of the holder. Mr. Oblon, the Chairman of our Board of Directors, controls Alchemist Holdings, LLC and is deemed to be the beneficial owner of 7,500,000 shares of our Class B Common Stock owned by Alchemist Holdings, LLC.

[6]	For a period of ten (10) years from the date of issuance of shares of Series A Preferred Stock, the holders may elect to convert each share of Series A Preferred Stock into one share of the Company’s Common Stock. Mr. Oblon, the Chairman of our Board of Directors, controls Alchemist Holdings, LLC and is deemed to be the beneficial owner of 50,000,000 shares of our Series A Preferred Stock owned by Alchemist Holdings, LLC.

[7]	For a period of ten (10) years from the date of issuance of shares of Series B Preferred Stock, the holders may elect to convert each share of Series B Preferred Stock into ten shares of the Company’s Common Stock. Mr. Oblon, the Chairman of our Board of Directors, controls Alchemist Holdings, LLC and is deemed to be the beneficial owner of 7,500,000 shares of our Series B Preferred Stock owned by Alchemist Holdings, LLC.

[8]	For a period of ten (10) years from the date of issuance of shares of Series C Preferred Stock, the holders may elect to convert each share of Series C Preferred Stock into one share of the Company’s Common Stock.

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OTHER MATTERS

The Board is not aware of any business to come before the Special Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Special Meeting, it is intended the holder of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2019 Annual Meeting of Stockholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and received by the Corporate Secretary of the Company, Frank A. Walters:

●	Not later than July 16, 2019; or

●	If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for next year’s meeting.

FORM 10-K ANNUAL REPORT TO STOCKHOLDERS

On July 30, 2018, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended April 30, 2018 (the “Annual Report”). The Annual Report includes our audited financial statements for the period from May 5, 2017 (inception) to April 30, 2018, along with other financial information and management discussion which we urge you to read carefully.

You can also obtain, free of charge, an additional copy of our Annual Report by:

writing to: Shareholder Relations Department

Sharing Services, Inc.

1700 Coit Road, Suite 100

Plano, Texas 75075

or calling us at: (469) 601-9400.

In addition, you can obtain a copy of our Annual Report on Form 10-K and other periodic reports filed or furnished to the SEC from the SEC’s database at http://www.sec.gov.

11

Shareholder Communications

We intend to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which will be filed with the SEC within 4 days from the Special Meeting. You may obtain a copy of this and other reports, free of charge, from the SEC’s database at http://www.sec.gov.

Stockholders may obtain information relating to their own share ownership by contacting the Company’s stock transfer agent — VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598.

By Order of the Board of Directors

/s/ Frank A. Walters
Title:	Secretary
Plano, Texas
December 20, 2018

12

ADMISSION TICKET

SPECIAL MEETING OF STOCKHOLDERS
OF

SHARING SERVICES, INC.

At the Company’s Offices

1700 Coit Rd., Suite 100

Plano, TX 75075

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER.

NOTE: If you plan on attending the Special Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Special Meeting. For the safety of attendees, all handbags and briefcases will be subject to inspection. Your cooperation is appreciated.

Your completed proxy may be delivered to our transfer agent as follows:

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to:
VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598
All proxies must be received by 11:59 pm (EST) on January 10, 2019.

VOTE BY FAX
Mark, sign, and date your proxy card and return it to VStock Transfer, LLC by:
Proxy Fax: (646) 536-3179.
All proxies must be received by 11:59 pm (EST) on January 10, 2019.

VOTE ONLINE (ON THE INTERNET)
Go to www.vstocktransfer.com/proxy and log-on using the control number included on your proxy card. Voting will be open until 11:59 pm (EST) on January 10, 2019.

VOTE BY e-MAIL
Mark, sign, date, and scan your proxy card and return it to VStock Transfer, LLC by:
e-mail to vote@vstocktransfer.com.
All proxies must be received by 11:59 pm (EST) on January 10, 2019.

13

VOTE ON INTERNET

Go to www.vstocktransfer.com/proxy and log-on using the below control number.Voting will be open until 11:59 pm (EST) on January 10, 2019.

CONTROL #

VOTE BY EMAIL

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999	Mark, sign and date your proxy card and send it to vote@vstocktransfer.com. Voting will be open until 11:59 pm (EST) on January 10, 2019.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Special Meeting.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting Proxy Card - Sharing Services, Inc.

PROXY FOR HOLDERS OF CLASS A COMMON STOCK, CLASS B COMMON STOCK, SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK.

↓ DETACH PROXY CARD HERE TO VOTE BY MAIL ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

(1)	The ratification of the amendment to the Articles of Incorporation of the Company.

[ ] VOTE FOR	[ ] VOTE AGAINST	[ ] ABSTAIN

Date	Signature	Signature, if held jointly

Note: Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. [  ] _____________________________________

SHARING SERVICES, INC.

Special Meeting of Stockholders

January 11, 2019

SHARING SERVICES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Frank A. Walters, Secretary of the Company, as proxy for the shares of Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock of the Company which the undersigned is entitled to vote at the Special Meeting (the “Special Meeting”) to be held on January 11, 2019, commencing at 9:00 a.m., Central Standard Time, at 1700 Coit Road, Suite 100, Plano, Texas 75075, and at any or all adjournments of said meeting. The proxies are further authorized to vote, in their discretion, upon any other proposal that may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY BEFORE 8:00 A.M., CENTRAL STANDARD TIME, ON THE DATE OF THE SPECIAL MEETING, JANUARY 11, 2019, IF HAND CARRIED AND DELIVERED AT THE MEETING. IF SENT BY MAIL, FAX, EMAIL OR VOTED ONLINE, IT MUST BE RECEIVED BY OUR TRANSFER AGENT BEFORE 11:59 P.M., EASTERN STANDARD TIME, ON JANUARY 10, 2019.

Please check here if you plan to attend the Special Meeting of Stockholders on January 11, 2019 at 9:00 a.m. CST. [_]

(Continued and to be signed on Reverse Side)